UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 2

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
April 3, 2017

GoDaddy Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36904	46-5769934
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

14455 N. Hayden Road
Scottsdale, Arizona 85260
(Address of principal executive offices, including zip code)

(480) 505-8800
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
This Current Report on Form 8-K/A is being filed as an amendment to the Current Report on Form 8-K filed by GoDaddy Inc. on April 4, 2017 (the "Original 8-K"). We amended the Original 8-K (“Amendment No.1”) to include the historical financial statements of Host Europe Group ("HEG"), which was acquired by GoDaddy on April 3, 2017, and the pro forma financial information required by Item 9.01 of Form 8-K. This Amendment No. 2 on Form 8-K further amends the Original 8-K and Amendment No.1 principally to include additional pro forma financial information for the six-months ended June 30, 2017, which information was not required to be included in the Original 8-K or Amendment No. 1, and to update the pro forma condensed combined statement of operations for the year ended December 31, 2016 to reflect the impact of changes in the preliminary purchase price accounting for the HEG acquisition.
Item 8.01    Other Events
In its Quarterly Report on Form 10-Q for the period ended June 30, 2017, GoDaddy included certain unaudited pro forma consolidated financial information assuming the closing of the HEG acquisition occurred as of January 1, 2016. GoDaddy has revised such pro forma information for the three and six months ended June 30, 2017 and 2016, as shown in the following table (in millions, except per share data):

	Three Months Ended June 30,		Six Months Ended June 30,
Pro forma Consolidated Results of Operations	2017	2016	2017	2016

Total revenue	$568.0	$506.9	$1,118.4	$989.6
Net income (loss) attributable to GoDaddy Inc.	27.4	(5.6)	21.6	(27.1)
Net income (loss) from continuing operations attributable to GoDaddy Inc.	32.7	(12.7)	25.9	(35.4)
Net income (loss) from continuing operations attributable to GoDaddy Inc. per share of Class A common stock - basic	0.32	(0.16)	0.27	(0.48)
Net income (loss) from continuing operations attributable to GoDaddy Inc. per share of Class A common stock - diluted	0.19	(0.16)	0.11	(0.48)
The pro forma results of operations are presented for informational purposes only and may not be not indicative of the results GoDaddy would have achieved if the acquisition had taken place on January 1, 2016, nor are they intended to be a projection of its future results.
Item 9.01    Financial Statements and Exhibits
(b) Pro forma financial information.
The pro forma financial information for the year ended December 31, 2016 and the six months ended June 30, 2017 is attached hereto as Exhibit 99.1 and is incorporated in its entirety herein by reference.
(d) Exhibits.

Exhibit No.	Description
99.1	Unaudited pro forma condensed combined financial information for the year ended December 31, 2016 and for the six months ended June 30, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GODADDY INC.

Date:	September 5, 2017	/s/ Ray E. Winborne
Ray E. Winborne
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Unaudited pro forma condensed combined financial information for the year ended December 31, 2016 and for the six months ended June 30, 2017.